June 24, 2026 2026 Annual Dodd-Frank Act Stress Test Results Disclosure Exhibit 99

Agenda Page 1 Overview and requirements 1 2 2026 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 9 4 Notes to the Annual Stress Test results 12

1 12 CFR 252.56(b) Overview and requirements This 2026 Annual Dodd-Frank Act Stress Test Results Disclosure presents the results of the annual stress test conducted by JPMorgan Chase & Co. (“JPMorganChase” or the “Firm”) as required under the rules of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) that implement the Dodd-Frank Act Stress Test (“DFAST” or the “Annual Stress Test”) requirements (“DFAST Rule”). The results reflect certain forecasted financial measures for the nine-quarter projection period (1Q26 through 1Q28) under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve. The stress test has been conducted in accordance with the regulations and other requirements of the Federal Reserve. The results represent hypothetical estimates under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve on February 4, 2026 and do not represent JPMorganChase's forecasts of actual expected gains, losses, pre-provision net revenue ("PPNR"), net income before taxes, capital, risk-weighted assets (“RWA”), or capital ratios. The results were calculated using forecasting models and methodologies developed by JPMorganChase. The Federal Reserve conducts its own stress tests of large banks, including JPMorganChase, based on forecasting models and methodologies developed by the Federal Reserve. Because the models and methodologies utilized by the Firm and the Federal Reserve are different, the results separately published by the Federal Reserve may vary from those disclosed in this report. JPMorganChase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve. In February 2026, the Federal Reserve announced that the Stress Capital Buffer (“SCB”) requirements for large banks, including JPMorganChase, will remain at current levels through September 30, 2027 with new requirements to be calculated in 2027 based on revised supervisory models that incorporate public feedback. This report does not include any further information on the Firm’s 2026 SCB requirement. JPMorganChase's results reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule1 for each quarter of the projection period, as follows: ⚫ No dividends on any instruments that qualify as common equity tier 1 capital (“CET1”); ⚫ Payments on instruments that qualify as additional tier 1 capital or tier 2 capital equal to the stated dividend, interest, or principal due on such instrument; ⚫ No redemption or repurchase of any capital instrument that is eligible for inclusion in the numerator of a regulatory capital ratio; and ⚫ No issuances of common stock or preferred stock A strong capital position is essential to the Firm's business strategy and competitive position. Maintaining a strong balance sheet to manage through economic volatility is a strategic imperative of the Firm’s Board of Directors, Chief Executive Officer and Operating Committee. Refer to Capital Risk Management on pages 89–99 in JPMorganChase’s Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”) for additional information. Overview and requirements 1

1 As prescribed by the Federal Reserve, the "as-of" date for the 2026 Annual Stress Test global market shock and counterparty default components can be any date during the business week of October 13-17, 2025 2026 Supervisory Severely Adverse Scenario overview ⚫ The Supervisory Severely Adverse Scenario, prescribed by the Federal Reserve, is characterized by a hypothetical severe global recession triggered by an abrupt decline in risk appetite that causes substantial declines in the prices of risky assets, declines in risk-free interest rates and high levels of financial market volatility ⚫ For the full scenario description and a complete set of economic variables provided by the Federal Reserve, see Board of Governors of the Federal Reserve System 2026 Stress Test Scenarios (February 4, 2026) ⚫ The Supervisory Severely Adverse Scenario assumes the following stress to key economic variables over a nine-quarter planning horizon: KEY ECONOMIC VARIABLES IN THE SUPERVISORY SEVERELY ADVERSE SCENARIO ⚫ The Firm is also tested against the following add-on components to the 2026 Supervisory Severely Adverse Scenario: ⚫ Global market shock – set of hypothetical shocks to a large set of risk factors which stress trading and certain other fair-valued positions ⚫ Counterparty default – the unexpected default of the Firm’s largest counterparty determined by net stressed losses across derivatives and securities financing transactions ADDITIONAL COMPONENTS1 Key economic variables U.S. real GDP - 4Q25 to trough (4.6%) U.S. unemployment rate - peak 10.0% 3-month Treasury yield - trough 0.1% 10-year Treasury yield - trough 2.3% BBB spreads - 4Q25 to peak 4.7% Stock market index - 4Q25 to trough (58%) House price index - 4Q25 to trough (30%) CRE price index - 4Q25 to trough (39%) Overview and requirements 2

Agenda Page 1 Overview and requirements 1 2 2026 Supervisory Severely Adverse Scenario results ⚫ JPMorgan Chase & Co. ⚫ JPMorgan Chase Bank, N.A. 3 3 7 3 Risks and methodologies 9 4 Notes to the Annual Stress Test results 12

Actual 4Q25 Projected 1Q28 Projected Minimum2 Common equity tier 1 capital ratio (%) 14.6% 14.4% 12.4% Tier 1 risk-based capital ratio (%) 15.5% 15.3% 13.3% Total risk-based capital ratio (%) 17.4% 17.5% 15.3% Tier 1 leverage ratio (%) 6.9% 6.9% 6.2% Supplementary leverage ratio (%) 5.8% 5.8% 5.3% Stressed capital ratios DFAST results under the Supervisory Severely Adverse Scenario Capital and RWA projections – JPMorganChase 1 See note 1 on slide 12 2 See note 2 on slide 12 PROJECTED RISK-WEIGHTED ASSETS PROJECTED STRESSED CAPITAL RATIOS1 (1Q26 – 1Q28) Actual 4Q25 Projected 1Q28 Basel III Standardized RWA ($B) $1,982 $2,089 | JPMorgan Chase & Co.2026 Supervisory Severely Adverse Scenario results 3

DFAST results under the Supervisory Severely Adverse Scenario (cont’d) Profit & loss projections – JPMorganChase 9-QUARTER CUMULATIVE PROJECTED PPNR, LOSSES, NET INCOME BEFORE TAXES, AND OTHER COMPREHENSIVE INCOME (1Q26 – 1Q28) See notes 1-9 on slide 12 Billions of dollars Pre-provision net revenue $135.9 2.9 % equals Net interest income 235.2 5.1 Noninterest income2 136.2 2.9 less Noninterest expense3 235.5 5.1 Other revenue4 0.0 less Provision for credit losses5 95.6 Credit losses on investment securities (AFS/HTM)6 0.2 Trading and counterparty losses7 10.9 Other losses/(gains)8 17.8 equals Net income before taxes $11.4 0.2 % Memo items Other comprehensive income ("OCI") 9 $9.8 Other effects on capital Actual 4Q25 1Q28 Accumulated other comprehensive income included in capital (billions of dollars) $(2.9) 6.9 Percent of average assets1 | JPMorgan Chase & Co.2026 Supervisory Severely Adverse Scenario results 4

DFAST results under the Supervisory Severely Adverse Scenario (cont’d) Loan loss projections – JPMorganChase 1 See note 1 on slide 12 2 See note 2 on slide 12 3 See note 3 on slide 12 4 See note 4 on slide 12 9-QUARTER CUMULATIVE PROJECTED LOAN LOSSES, BY TYPE OF LOAN (1Q26 – 1Q28) $1.4 0.5% 0.1 1.1 27.1 12.1 6.9 4.5 26.2 12.8 1.3 1.8 7.2 1.6 $70.2 5.0 % Credit cards Loan type First lien mortgages, domestic Junior liens and home equity lines of credit, domestic Commercial & industrial2 Billions of dollars Portfolio loss rates1 (%) Other consumer3 Other4 Total projected loan losses Commercial real estate, domestic | JPMorgan Chase & Co.2026 Supervisory Severely Adverse Scenario results 5

14.6% 14.4% 6.9% (4.8%) (0.5%) (0.9%) 0.5% (0.8%) (0.5%) Launch point¹ (4Q25) PPNR (pretax) Provision for credit losses² (pretax) Trading and counterparty losses (pretax) Other losses³ (pretax) OCI included in capital RWA Other⁴ End point¹ (1Q28) CET1 capital $288 $136 $(96) $(11) $(18) $10 $(9) $300 RWA $1,982 $107 $2,089 Key drivers of JPMorganChase’s pro forma CET1 ratio CET1 RATIO UNDER SUPERVISORY SEVERELY ADVERSE SCENARIO ($B) Note: Numbers may not sum due to rounding 1 See note 1 on slide 13 2 See note 2 on slide 13 3 See note 3 on slide 13 4 See note 4 on slide 13 Regulatory capital minimum: 4.5% | JPMorgan Chase & Co.2026 Supervisory Severely Adverse Scenario results 6

Agenda Page 1 Overview and requirements 1 2 2026 Supervisory Severely Adverse Scenario results ⚫ JPMorgan Chase & Co. ⚫ JPMorgan Chase Bank, N.A. 3 3 7 3 Risks and methodologies 9 4 Notes to the Annual Stress Test results 12

Note: For full scenario description and instructions provided by the Office of the Comptroller of the Currency, see www.occ.treas.gov under Publications & Resources, Forms, Dodd-Frank Act Stress Test 1 See note 1 on slide 12 2 See note 2 on slide 12 DFAST results under the Supervisory Severely Adverse Scenario Capital projections – JPMorgan Chase Bank, N.A. (“Bank”) PROJECTED STRESSED CAPITAL RATIOS1 (1Q26 – 1Q28) Actual 4Q25 Projected 1Q28 Projected Minimum2 Common equity tier 1 capital ratio (%) 15.3% 15.3% 13.2% Tier 1 risk-based capital ratio (%) 15.3% 15.3% 13.2% Total risk-based capital ratio (%) 16.5% 16.5% 14.4% Tier 1 leverage ratio (%) 7.8% 7.7% 6.9% Supplementary leverage ratio (%) 6.4% 6.4% 5.7% Stressed capital ratios | JPMorgan Chase Bank, N.A.2026 Supervisory Severely Adverse Scenario results 7

9-QUARTER CUMULATIVE PROJECTED PPNR, LOSSES, NET INCOME BEFORE TAXES, AND OTHER COMPREHENSIVE INCOME (1Q26 – 1Q28) DFAST results under the Supervisory Severely Adverse Scenario (cont’d) Profit & loss projections – JPMorgan Chase Bank, N.A. Note: Numbers may not sum due to rounding See notes 1-9 on slide 12 Billions of dollars Pre-provision net revenue $132.3 3.3 % equals Net interest income 226.3 5.7 Noninterest income2 120.8 3.0 less Noninterest expense3 214.7 5.4 Other revenue4 0.0 less Provision for credit losses5 95.1 Credit losses on investment securities (AFS/HTM)6 0.2 Trading and counterparty losses7 8.7 Other losses/(gains)8 13.3 equals Net income before taxes $15.1 0.4 % Memo items Other comprehensive income 9 $10.4 Other effects on capital Actual 4Q25 1Q28 Accumulated other comprehensive income included in capital (billions of dollars) $(2.2) 8.2 Percent of average assets1 | JPMorgan Chase Bank, N.A.2026 Supervisory Severely Adverse Scenario results 8

Agenda Page 1 Overview and requirements 1 2 2026 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 9 4 Notes to the Annual Stress Test results 12

Note: For additional information on the Firm's risks, see Firmwide Risk Management and the various risk sections on pages 83-153 of JPMorganChase’s 2025 Form 10-K 1 Reputational impact is less quantifiable than other risks. Actual losses from historical events that may have impacted the Firm’s reputation are captured through the Firm’s operational loss forecasting framework; however, the entirety of the reputational impact may not be quantifiable ⚫ Operational risk is the risk of an adverse outcome resulting from inadequate or failed internal processes or systems; human factors; or external events impacting the Firm’s processes or systems. It includes cybersecurity, compliance, conduct, legal, and estimations and model risk ⚫ Cybersecurity risk is the risk of harm or loss resulting from misuse or abuse of technology or the unauthorized disclosure of data ⚫ Compliance risk is the risk of failing to comply with laws, rules, regulations or codes of conduct and standards of self-regulatory organizations ⚫ Conduct risk is the risk that any action or misconduct by an employee could lead to unfair client or customer outcomes, impact the integrity of the markets in which the Firm operates, harm employees or the Firm, or compromise the Firm’s reputation ⚫ Legal risk is the risk of loss primarily caused by the actual or alleged failure to meet legal obligations that arise from the rule of law in jurisdictions in which the Firm operates, agreements with clients and customers, and products and services offered by the Firm ⚫ Estimations and model risk is the potential for adverse consequences from decisions based on incorrect or misused estimation outputs ⚫ Strategic risk is the risk to earnings, capital, liquidity or reputation1 associated with poorly-designed or failed business plans or an inadequate response to changes in the operating environment ⚫ Capital risk is the risk that the Firm has an insufficient level or composition of capital to support the Firm’s business activities and associated risks during normal economic environments and under stressed conditions ⚫ Liquidity risk is the risk that the Firm will be unable to meet its cash and collateral needs as they arise or that it does not have the appropriate amount, composition and tenor of funding and liquidity to support its assets and liabilities Key risks addressed in the Annual Stress Test The below risks, categorized across four key risk types, represent risks inherent in JPMorganChase's business activities. The results of the Firm's capital stress test reflect risks from each of these categories: Risk types Definition Strategic Credit and investment Market ⚫ Credit and investment risk is the risk associated with the default or change in credit profile of a client, counterparty or customer; or loss of principal or a reduction in expected returns on investments, including consumer credit risk, wholesale credit risk and investment portfolio risk ⚫ Consumer credit risk is the risk associated with the default or change in credit profile of a customer ⚫ Wholesale credit risk is the risk associated with the default or change in credit profile of a client or counterparty ⚫ Investment portfolio risk is the risk associated with the loss of principal or a reduction in expected returns on investments arising from the investment securities portfolio or from principal investments ⚫ Market risk is the risk associated with the effect of changes in market factors, such as interest and foreign exchange rates, equity and commodity prices, credit spreads or implied volatilities, on the value of assets and liabilities held for both the short and long term Operational Risks and methodologies 9

Trading & counterparty losses ⚫ Instantaneous global market shocks with no mitigating actions are applied to trading and counterparty positions as of a chosen date in the previous quarter; mark-to-market and nine-quarter default losses are reflected in the first quarter of the projection period ⚫ Utilizes the existing Firmwide stress framework and models approved for valuation and stress testing to measure the Firm’s exposure to changes in the fair value of financial instruments primarily driven by changes in market factors such as credit spreads, equity prices, interest rates, currency rates and commodity prices ⚫ Counterparty default assumes the instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and securities financing transaction activities after the market shock Key methodologies used in the Annual Stress Test Components Forecast methodology PPNR Provision for credit losses ⚫ Represents total net revenue less noninterest expense; includes operational risk expense and excludes the provision for credit losses ⚫ Product-centric models and forecasting frameworks for revenue are based on JPMorganChase’s historical experience supplemented by industry data and qualitative model estimation, where appropriate ⚫ Granular, line of business projections are used for expense forecasts, as well as Firmwide expense reduction guidelines for severe stress environments ⚫ Operational risk loss projections utilize multiple approaches. For risks with relatively more frequent losses, the relationship between macroeconomic variables and the Firm’s historical loss experience for those risks are utilized to derive loss projections. For less frequent, potentially larger events, loss projections are informed by scenario analysis and subject matter experts Provision on loans and lending-related commitments ⚫ Projections of net charge-offs, allowances for credit losses, and asset balances are based on the composition and characteristics across the wholesale and consumer loan portfolios ⚫ Model-based approach reflects credit migrations and changes in delinquency trends driven by underlying economic factors; additionally, models consider macroeconomic forecasts, characteristics such as credit score, ratings, geographic distribution, product and industry mix, and collateral type ⚫ Utilizes loss experience data relevant to the Firm’s wholesale and consumer loan portfolios Provision on investment securities ⚫ Projections of net charge-offs, allowances for credit losses, and asset balances are based on the composition and characteristics across asset classes ⚫ Credit impairment is driven by macroeconomic factors and estimated using credit migration models for non-securitized assets and primarily cash flow simulations for securitized assets ⚫ Projections of losses on AFS positions resulting from credit impairment assumes no investment securities are sold throughout the forecast period Risks and methodologies 10

Key methodologies used in the Annual Stress Test (cont’d) Components Forecast methodology RWA OCI Capital ⚫ Projections of RWA are calculated under the Basel III Standardized capital risk-based approach ⚫ Credit risk RWA projections utilize forecasted assets, derivatives, and other off-balance sheet items and incorporate the impact of key macroeconomic drivers across majority of risk stripes ⚫ Market risk RWA projections reflect relationships between RWA and overall performance of financial markets affected by key macroeconomic drivers using estimation models ⚫ OCI primarily includes the net change in unrealized losses/gains on AFS investment securities and the Firm’s defined benefit pension and OPEB plans ⚫ Projections are based on estimated changes in value of positions using a combination of full revaluation and sensitivity-based forecasting approaches for AFS investment securities, pension and OPEB plan assets and liabilities ⚫ Capital projections reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule ⚫ Projections reflect changes in valuations of HFS loans and commitments pending syndication, as well as loans accounted for under the FVO in the Firm’s wholesale loan portfolio and any loan hedges ⚫ Projections capture the Firm’s exposure to changes in the mark-to-market value of HFS/FVO loans primarily due to credit spreads, as well as default losses ⚫ Projections reflect changes in the value of the Firm’s private equity investments Other losses/gains Risks and methodologies 11

Agenda Page 1 Overview and requirements 1 2 2026 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 9 4 Notes to the Annual Stress Test results 12

Notes Slides 3 and 7 1. Risk-based capital ratios were calculated under the Basel III Standardized rules. For additional information, refer to Capital Risk Management on pages 89-99 and Note 27 of JPMorganChase’s 2025 Form 10-K 2. The projected minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q26 to 1Q28 Slides 4 and 8 1. Average assets is the nine-quarter average of total assets 2. Noninterest income includes the benefit to the Firm and the Bank from the shared-loss agreements with the Federal Deposit Insurance Corporation related to the First Republic covered loan portfolio 3. Noninterest expense includes losses from operational risk events and other real estate owned costs 4. Other revenue includes one-time income and expense items not included in PPNR 5. Provision for credit losses includes the change in the allowance for loan losses and lending-related commitments 6. Credit losses on investment securities include available-for-sale (“AFS”) securities and held-to-maturity (“HTM”) securities 7. Trading and counterparty losses include mark-to-market and credit valuation adjustment losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives and securities financing transaction activities 8. Other losses/(gains) include projected changes in fair value of loans held-for-sale ("HFS"), loans accounted for under the fair value option ("FVO"), equity securities not held for trading, private equity investments, and hedges on loans 9. Other comprehensive income is reported on a post-tax basis and includes net unrealized (losses)/gains on: (a) AFS investment securities and (b) net losses and prior service costs related to defined benefit pension and other postretirement employee benefit (“OPEB”) plans Slide 5 1. Portfolio loss rates are calculated by taking the cumulative losses over the nine-quarter projection period (i.e., 1Q26 to 1Q28) divided by the nine-quarter average loan balances excluding loans HFS and loans accounted for under the FVO 2. Commercial & industrial includes small and medium enterprise loans and corporate cards 3. Other consumer includes auto loans and other consumer loans 4. Other includes international real estate loans, loans secured by farmland, loans to foreign governments, agricultural loans, securities lending, loans to depository and other financial institutions, and all other loans and leases Notes to the Annual Stress Test results 12

Notes (cont’d) Slide 6 1. 4Q25 and 1Q28 reflect amounts as of the respective quarter. Other amounts represent the cumulative nine-quarter impact for 1Q26 to 1Q28 2. Provision for credit losses includes credit losses on investment securities (AFS/HTM) 3. Other losses include projected changes in fair value of loans HFS, loans accounted for under the FVO, equity securities not held for trading, private equity investments, and hedges on loans 4. Other includes preferred stock dividends, income tax (expense)/benefit, goodwill and intangibles net of related deferred tax liabilities, and other capital deductions Notes to the Annual Stress Test results 13

Forward-looking statements The results presented here contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections that represent estimates based on the hypothetical, severely adverse economic and market scenarios and assumptions under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve. The stress test results do not represent JPMorganChase's forecasts of actual expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets, or capital and leverage ratios. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2025, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/ir/sec-other- filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 14